February 24, 2014 2014 BMO 23rd Global Metals and Mining Conference 2014 BMO 23rd Global Metals and Mining Conference

2 Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report on Form 10-K or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law. Third Party Information This presentation, including certain forward-looking statements herein, includes information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances. Forward-Looking Statements

3 Alpha Natural Resources Highlights Highlights Comments Global Size and Scale • Top 3 U.S. coal producer based on key metrics: reserves, production, revenues • Size and scale to weather short-term headwinds and capitalize on future market upturn Diversified, High-Quality Operating Portfolio • Operating portfolio designed to manage risk with diversity in regions, mine types, end markets and coal types • Rationalized production to focus on highest quality, highest margin assets Leading Met Coal Platform • Largest U.S. met coal producer and top 5 globally with identified organic growth opportunities • Able to serve North American and international markets with a diversified range of met coal products Capable Marketing Position • Alpha delivers met and thermal coal to ~ 170 customers in 29 countries • Able to source and blend high quality CAPP metallurgical coal to meet stringent customer requirements Unique Export Capabilities • Unique capacity to export up to 25-30 mt annually, more than any other U.S. coal producer • Access to multiple ports and end markets Solid Liquidity and Credit Profile • Maintained liquidity near $2 billion throughout difficult 2013 and opportunistically accessed capital markets to extend debt maturities • Monetized a portion of Marcellus gas acreage in early 2014 through an exchange with Rice Energy; approximately 10,000 acres contributed to a new JV • Solid liquidity profile and absence of near-term debt maturities enhances Alpha’s ability to execute strategic business plan Experienced Management Team with Proven Track Record • Track record of selective growth and conservative funding • Proactively managing Alpha’s operating profile to optimize business • Demonstrated cost reduction commitment to navigate current market dynamics

4 Profile of an Industry Leader Alpha Natural Resources Overview

5 Focus on Strategy Execution Maximize Shareholder Value Support and augment metallurgical coal franchise Create durable, sustainable steam coal portfolio Address non- strategic operations

6 Proactive Management – Position ANR for Future Aggressive Operating Cost Reductions in 2013 and 2014 to Enhance Cost Structure for Current Market Environment *Reflects midpoint of February 12, 2014 guidance. Capex guidance includes a $42mm annual LBA payment. ** Adjusted cost of coal sales per ton, a non-GAAP financial measure. See appendix for reconciliation. $73.77 $71.40 $67.00 Eastern Cost/Ton** $10.10 $9.91 $10.00 Western Cost/Ton** Region 2012 2013 MP 2014* Est. Change from 2012 Eastern cost/ton** $73.77 $71.40 $67.00 -$6.77 Western cost/ton** $10.10 $9.91 $10.00 -$0.10 Implemented ~$150mm annual cost reduction initiative in 2013 and further ~$200mm reduction in 2014 – Majority of cost reductions reflected in cost of sales

7 $209.8 $159.0 $125.0 SG&A (in millions) Proactive Management – Position ANR for Future Aggressive SG&A and Capex Reductions in 2013 and 2014 * Reflects midpoint of February 12, 2014 guidance. Capex guidance includes a $42mm annual LBA payment. $498.1 $257.8 $275.0 Capex (in millions) Region 2012 2013 MP 2014* Est. Change from 2012 SG&A (in millions) $209.8 $159.0 $125.0 -$84.8 Capex (in millions) $498.1 $257.8 $275.0 -$223.1 Implemented ~$150mm annual cost reduction initiative in 2013 and further ~$200mm reduction in 2014 – Majority of cost reductions reflected in cost of sales

8 Proactive Management – Position ANR for Future • Monetized a portion of Alpha's Marcellus gas acreage for $100mm in cash and ~9.5mm shares of Rice Energy ($200mm as of IPO) • Alpha contributed its remaining Marcellus position of approximately 10,000 net acres to a new JV Monetized Portion of Alpha’s Natural Gas Portfolio

9 Proactive Management – Position ANR for Future Extended Debt Maturity Profile to Enhance Financial Flexibility * This represents Term Loan A which is now fully retired. Extended Debt aturity Profile to Enhance Financial Flexibility $75 $105 $210 $150 $1,000 $800 $700 $946 $1,156 $1,150 $0 $0 $800 $0 $700 2013 2014 2015 2016 2017 2018 2019 2020 2021 $500 $1,100 $800 $700 $194 $345 $3 $6 $6 $6 $6 $6 $6 $584 $345 $200 $1,106 $351 $506 $806 $929 $700 2013 2014 2015 2016 2017 2018 2019 2020 2021 * * * * 4.875% Convertible Senior Notes 9.75% Senior Notes 6.00% Senior Notes 3.25% and 2.375% Convertible Sr. Notes Senior Term Loan B Senior Revolving Credit Facility 6.25% Convertible Senior Notes 3.75% Convertible Senior Notes 6/30/12 Debt Maturity Profile ($ in millions) 12/31/13 Debt Maturity Profile ($ in millions)

10 Leading Global Supplier Belgium Brazil Romania Canada France Egypt Sweden Netherlands Ukraine Spain Turkey United Kingdom Sandusky, OH Conneaut, OH Newport News, VA Lambert’s Point/Norfolk, VA Baltimore, MD Ashtabula, OH Russia New Orleans, LA Argentina Mexico Finland India Japan South Africa China Austria Italy Poland Hungary Germany Europe: 6.8mm tons Met 2.6mm tons Thermal South America: 1.3mm tons Met 0.1mm tons Thermal Asia: 3.6mm tons Met 0.3mm tons Thermal Africa/Middle East: 2.1mm tons Met 1.6mm tons Thermal South Korea 2013 Total Alpha shipments: 87 million tons 2013 Total Export shipments: 19 million tons 2013 Export Shipments: 19.5mm tons Total 14.9mm tons Met 4.6mm tons Steam ~170 Customers in 29 Countries on 5 Continents Canada/Mexico: 1.1mm tons Met Note: All amounts represent full year 2013 shipments in short tons

11 Large Port Capacity Provides Flexibility Alpha Has The Largest Port Capacity Of Any U.S. Coal Producer U.S. East Coast  DTA - Virginia  Alpha owns 41% share  Lamberts Point - Virginia  Alpha is the largest shipper  Pier IX - Virginia  Alpha gained position with Massey acquisition  CSX Curtis Bay - Maryland U.S. Gulf  U.S. Gulf - both land-based terminals and midstream loading capabilities Great Lakes

12 Operational Diversification Provides Flexibility Western Coal Operations – 2013 38.2 million tons thermal Eastern Coal Operations – 2013 28.6 million tons thermal 20.1 million tons met Total Mines: 81* Underground 57; Surface 24 Prep Plants: 23* * As of December 31, 2013 WYOMING PENNSYLVANIA VIRGINIA KENTUCKY WEST VIRGINIA

13 * As of December 31, 2013 Eastern Steam 42% PRB 11% Metallurgical 47% Eastern Steam 2.2B tons 51% Metallurgical 1.4B Tons 33% PRB 0.7B tons 16%  One of the strongest reserve positions in the industry with ~4.3 billion tons, including ~1.4 billion tons of metallurgical coal  Well balanced product mix with 47% of 2013 coal revenues from metallurgical coal and 53% from thermal coal  Well balanced revenue mix with 45% of 2013 revenues from export markets * As of December 31, 2013 Operational Diversification Provides Flexibility 2013 Coal Revenue Mix Total $4.3B Coal Reserve Breakdown* Total 4.3B tons

14 Global Growth More Balanced Market Overview

15 More Balanced Growth Forecast for 2014 Sources: World Steel Association -9.5% 4.3% 8.4% 3.1% -1.3% 2.8% 2.0% -3.8% 5.5% 0.2% 2.8% 1.3% 4.6% 3.1% 2.1% 4.6% 3.2% 5.0% 6.3% 3.0% 3.3% Global Steel Use Growth Rates 2012-2014F (%) Key Alpha end markets projecting solid growth in 2014

16 U.S. Exports Strong in 2013 Source: U.S. Department of Commerce Note: 1) Top 5 met countries account for 42% of met exports, Top 5 thermal countries account for 58% of thermal exports; 2) Mexico is included in North America 2013 Exports Reached 117mm Tons: 66mm Met, 51mm Thermal Met Exports (mm short tons) Thermal Exports (mm short tons) Top 5 Destinations 2011 2012 2013 % of 2013 Brazil 8.3 7.8 8.2 12.5% China 4.6 6.9 6.7 10.2% Netherlands 6.5 5.8 4.4 6.7% Turkey 2.5 3.7 4.3 6.5% South Korea 5.1 4.8 4.0 6.1% Top 5 Destinations 2011 2012 2013 % of 2013 United Kingdom 4.2 9.5 9.5 18.6% Netherlands 4.2 7.7 8.4 16.4% South Korea 5.4 4.3 4.4 8.6% Italy 1.1 4.8 4.2 8.2% Germany 2.6 3.1 3.3 6.4% Region 2011 2012 2013 YoY Change % North America 4.8 5.7 6.6 17.3% Latin America 2.2 1.9 2.8 45.2% European Union 18.0 29.8 27.9 (6.4%) Other Europe 1.0 2.4 1.8 (25.7%) Africa 2.7 3.2 2.5 (20.8%) Asia 8.5 12.3 9.6 (22.3%) Total 37.2 55.3 51.2 (7.4%) Region 2011 2012 2013 YoY Change % North America 5.1 5.6 7.0 25.8% Latin America 9.0 8.8 9.0 3.1% European Union 21.7 22.6 19.5 (13.8%) Other Europe 10.1 6.0 6.1 2.2% Africa 1.4 1.3 1.2 (5.4%) Asia 22.2 25.7 22.9 (11.1%) Total 69.5 69.9 65.7 (6.0%)

17 U.S Export Headwinds - Forex Unfavorable Foreign Exchange Ratios Lower the Competitiveness of U.S. Coals AUDUSD Exchange  The Australian Dollar has depreciated ~13% to the USD in the past twelve-months  It’s not just the Australian Dollar… Most global mining currencies have depreciated against the US dollar Currency/USD Feb 8, 2013 Feb 7, 2014 YoY % Change Australian Dollar 1.0319 0.8959 (13.2%) Euro 1.3365 1.3635 2.02% Canadian Dollar 0.9980 0.9065 (9.2%) Chinese Yuan 0.1605 0.1649 2.77% Brazilian Real 0.5068 0.4200 (17.1%) *Colombian Peso 0.0559 0.0488 (12.7%) *Indonesia Rupiah 0.1035 0.0822 (20.5%) Indian Rupee 0.0187 0.0161 (13.7%) Japanese Yen 0.0108 0.0098 (9.5%) *Korean Won 0.0914 0.0931 1.83% South African Rand 0.1126 0.0904 (19.7%) Mongolian Tugrik 0.7200 0.5747 (20.2%) Mozambican New Metical 0.0328 0.0317 (3.4%) Source: Bloomberg * Price of 100 Colombia Pesos in USD; price of 1,000 Indonesia Rupiah in USD; price of 100 Korean Won in USD

18 Coal Demand Still Growing Robustly Source: Platts

19 Coal Demand Still Growing Robustly Source: World Resources Institute

20 U.S. Coal Inventories Down Significantly Source: EVA, Internal Analysis Note: The basins represented in the stockpile table don’t add up to the total as not all basins are included Stockpiles Days of Burn Stockpiles (mm tons) Dec-13 Nov-13 Dec-12 2013 Average 5-Year Average % Change YoY % Change YoY LTM Average NAPP 16.9 18.0 18.8 17.5 17.7 (10.3%) (13.7%) CAPP 21.7 22.1 28.8 24.0 28.2 (24.8%) (14.7%) ILB 22.8 23.1 22.6 22.9 17.6 0.9% 1.3% PRB 67.0 71.7 91.2 77.2 85.8 (26.5%) (18.3%) TOTALS 150.5 157.6 189.8 166.8 176.8 (20.7%) (13.3%) Days of Burn Dec-13 Nov-13 Dec-12 2013 Average 5-Year Average % Change YoY % Change YoY LTM Average NAPP 61.0 65.0 74.0 64.7 65.3 (17.6%) (19.5%) CAPP 117.7 121.4 155.1 129.8 96.7 (24.1%) 1.3% ILB 74.6 75.5 81.0 77.1 68.3 (8.0%) (10.3%) PRB 57.3 61.8 83.0 67.5 70.6 (31.0%) (18.8%) TOTALS 63.6 66.9 84.5 71.6 70.4 (24.8%) (13.8%)

21 U.S. Steam Market Fraught With Challenges Regulations Gas Low Cost Coal Supply Substitution Exports / Global Macroeconomic Climate U.S. Economy and Demand Growth Level of Impact High Medium High Medium

22 Enhancing Shareholder Value Financial Overview

23 Note: Adjusted EBITDA from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward; and 2011 includes Massey starting June 1, 2011. Capex includes Federal Lease-by Application (LBA) annual bonus bid payments for our PRB mines of $36 million for years 2008 through 2010, $65 million for 2011 and $96 million for 2012, which included approximately $18 million in payments arising from an exchange of LBA’s. 2013 Capex includes $42 million LBA payment. ANR: Historical Financial Results • Continue aggressive capex, SG&A and operating cost control • 2012 & 2013 FCF* impacted by litigation related disbursements & markets • Historically, ANR generated positive FCF each year through 2012 • In light of market headwinds, near-term objective is maintaining financial flexibility and preserving liquidity $263 $319 $301 $331 $339 $345 $593 $498 $258 $71 $117 $166 $361 $156 $349 $93 $20 $(149) $1,878 $2,469 $2,496 $3,917 $7,109 $6,975 $4,954 $234 $394 $541 $796 $1,222 $793 $299 Revenue and Adjusted EBITDA Free Cash Flow* * FCF (Free Cash Flow) is a non-GAAP measure defined as operating cash flow, less capex (capex includes LBA payments)

24 Liquidity Position & Debt Maturity Profile * As of December 31, 2013 Description Maturity Amount (millions) $1,100 Revolving Credit Facility June, 2016 $0 2.375% Convertible Notes April, 2015 $66 3.25% Convertible Notes August, 2015 $128 3.75% Convertible Notes December, 2017 $345 9.75% Senior Notes (B+/B2) April, 2018 $500 6.0% Senior Notes (B+/B2) June, 2019 $800 Term Loan B May, 2020 $620 4.875% Convertible Notes December, 2020 $345 6.25% Senior Notes (B+/B2) June, 2021 $700 Capital Leases Various $73 Total Long-term Debt $3,577 Liquidity and Credit Statistics Amount (millions) Cash and Equivalents and Marketable Securities $957 Revolver $1,100 Less: Letters of Credit Outstanding ($134) Total Potential Liquidity $1,923

25  Leading global coal producer with broad product and regional diversification  Top 5 globally in metallurgical coal  ~170 customers in 29 countries  More export capacity than any other US producer allows Alpha to take advantage of growing seaborne demand  Proactive management of operating costs and capital expenditures, with long-term focus on free cash flow generation  Proactive management of liquidity profile and balance sheet to maintain operating and financial flexibility  Strategically positioned to take advantage of improvements in markets for metallurgical and thermal coals Strategically Positioned for the Future

26 www.alphanr.com Appendices

27 Reconciliation Use of Non-GAAP Measures In addition to the results prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this presentation, Alpha has presented the following non-GAAP financial measures, which management uses to gauge operating performance: EBITDA, adjusted EBITDA, adjusted net income (loss), adjusted diluted earnings (loss) per common share and adjusted cost of coal sales per ton. These non-GAAP financial measures exclude various items detailed in the attached “Reconciliation of EBITDA and Adjusted EBITDA to Net Income (Loss)” and “Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss).” Alpha has also presented free cash flow, which is a non-GAAP measure defined as net cash provided by operating activities, less capital expenditures and annual lease-by-application bonus bid payments. The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the Company’s performance that management believes are useful to securities analysts, investors and others in assessing the Company’s performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below.

28 Reconciliation of Adjusted EBITDA December 31, 2013 September 30, 2013 December 31, 2012 2013 2012 Net loss $ (358,788) $ (458,241) $ (127,578) $ (1,113,498) $ (2,437,148) Interest expense 64,001 62,233 58,834 246,588 198,147 Interest income (384) (1,008) 376 (3,517) (3,373) Income tax (benefit) expense 92,472 (143,137) 26,769 (216,550) (549,996) Depreciation, depletion and amortization 215,000 196,292 240,059 865,021 1,037,575 Amortization of acquired intangibles, net 4,148 2,748 (5,858) 5,056 (70,338) EBITDA 16,449 (341,113) 192,602 (216,900) (1,825,133) Goodwill impairment - 253,102 188,194 253,102 1,713,526 Asset impairment and restructuring 12,915 2,017 40,296 37,273 1,068,906 Change in fair value and settlement of derivative instruments 13,466 (1,865) 7,110 5,795 (8,275) Merger related expense (benefit) 18,661 119,824 (6,937) 141,386 45,249 Provision for regulatory costs 2,500 - - 27,500 - Loss on assets contributed to equity affiliate - 1,622 - 10,117 - Changes in certain estimated future costs of water treatment at closed sites - - (154,377) - (154,377) Impact of benefits-related accrual reversal - - (45,865) - (45,865) (Gain) loss on early extinguishment of debt 7,425 (158) (773) 40,464 (773) Other - - (3,067) - (767) Adjusted EBITDA $ 71,416 $ 33,429 $ 217,183 $ 298,737 $ 792,491 This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission. Three Months Ended Twelve Months Ended December 31, Alpha Natural Resources, Inc. and Subsidiaries Reconciliation of EBITDA and Adjusted EBITDA to Net Loss (In Thousands) (Unaudited)

29 Reconciliation of Adjusted Income December 31, 2013 September 30, 2013 December 31, 2012 2013 2012 Net loss $ (358,788) $ (458,241) $ (127,578) $ (1,113,498) $ (2,437,148) Goodwill impairment - 253,102 188,194 253,102 1,713,526 Asset impairment and restructuring 12,915 2,017 40,296 37,273 1,068,906 Change in fair value and settlement of derivative instruments 13,466 (1,865) 7,110 5,795 (8,275) Merger related expense (benefit) 18,661 119,824 (6,937) 141,386 45,249 Provision for regulatory costs 2,500 - - 27,500 - Loss on assets contributed to equity affiliate - 1,622 - 10,117 - Changes in certain estimated future costs of water treatment at closed sites - - (154,377) - (154,377) Impact of benefits-related accrual reversal - - (45,865) - (45,865) (Gain) loss on early extinguishment of debt 7,425 (158) (773) 40,464 (773) Other - - (3,067) - (767) Amortization of acquired intangibles, net 4,148 2,748 (5,858) 5,056 (70,338) Estimated income tax effect of above adjustments (20,621) (45,873) 67,850 (87,115) (330,668) Discrete tax charge from valuation allowance adjustment 205,067 (5,070) 20,051 207,681 40,757 Discrete tax charge from state statutory tax rate and apportionment change, net of federal tax impact - (2,524) (20,437) (2,524) (26,834) Adjusted net loss $ (115,227) $ (134,418) $ (41,391) $ (474,763) $ (206,607) Weighted average shares--diluted 220,981,272 220,960,449 220,542,577 220,883,103 220,261,555 Adjusted diluted loss per common share $ (0.52) $ (0.61) $ (0.19) $ (2.15) $ (0.94) This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission. Three Months Ended Twelve Months Ended December 31, Alpha Natural Resources, Inc. and Subsidiaries Reconciliation of Adjusted Net Loss to Net Loss (In Thousands Except Shares and Per Share Data) (Unaudited)

30 Reconciliation of Adjusted Cost of Coal Sales Twelve months ended December 31, 2013 September 30, 2013 December 31, 2012 December 31, 2013 December 31, 2012 Cost of coal sales per ton-East $ 68.85 $ 74.93 $ 55.51 $ 72.51 $ 71.76 Impact of provision for regulatory costs (0.22) - - (0.53) - Impact of merger-related expenses (1.66) (0.41) (0.45) (0.58) (1.07) Impact of changes in future costs of asset retirement obligations - - 10.73 - 2.48 Impact of benefits-related accrual reversal - - 2.76 - 0.64 Impact of write-off of weather-related property damage - - - - (0.04) Adjusted cost of coal sales per ton-East $ 66.97 $ 74.52 $ 68.55 $ 71.40 $ 73.77 This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission. Three months ended Alpha Natural Resources, Inc. and Subsidiaries Reconciliation of Adjusted Cost of Coal Sales per Ton (Unaudited) Note: For the three and twelve months ended December 31, 2012, adjusted cost of coal sales per ton for the Powder River Basin was $9.43 and $10.15, respectively, which excludes the impact of $0.22 and $0.05 for a benefits-related accrual reversal from cost of coal sales per ton of $9.21 and $10.10.